Financial risk management and financial instruments	12 Months Ended
Jun. 30, 2026
Financial risk management and financial instruments
Financial risk management and financial instruments
35	Financial risk management and financial instruments

35.1Financial instruments classification and fair value measurement

The following table shows the classification, carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorised into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

Level 1Quoted prices in active markets for identical assets or liabilities.

Level 2Inputs other than quoted prices that are observable for the asset or liability (directly or indirectly).

Level 3Inputs for the asset or liability that are unobservable.

The carrying values of the long-term restricted cash, cash and cash equivalents, trade and other receivables, short-term debt and bank overdrafts, and trade and other payables are considered to be a reasonable approximation of their fair values.

		Carrying		Carrying
		value	Fair value	value	Fair value	Fair value
		2026	2026	2025	2025	hierarchy
Financial instrument	Note	Rm	Rm	Rm	Rm	of inputs
Financial assets
At amortised cost
Long-term restricted cash[4]		2 145	2 145	1 945	1 945
Long-term receivables	17	2 768	2 768	2 884	2 848	Level 3[1]
Trade and other receivables	22	36 766	36 766	33 752	33 752
Cash and cash equivalents	25	43 304	43 304	41 050	41 050
At fair value through profit or loss
Long-term and short-term financial assets		9 084	9 084	6 395	6 395
Commodity and currency derivative assets		2 230	2 230	2 360	2 360	Level 2
Oxygen supply contract embedded derivative assets		3 022	3 022	863	863	Level 3
Other short-term investments		3 832	3 832	3 172	3 172	Level 1
Other long-term investments[4]		1 251	1 251	1 052	1 052	Level 1[2]
Other receivables	22	1 197	1 197	1 428	1 428	Level 3[7]
Designated at fair value through other comprehensive income
Investments in unlisted securities[4]		8	8	8	8	Level 3[3]
Financial liabilities
At amortised cost
Total long-term debt	13	92 374	92 121	102 645	98 316
Listed long-term debt (US$ bonds)[8]		53 886	53 275	58 313	53 959	Level 1[2]
Listed long-term debt (Rand bonds)[5]		9 121	9 064	4 522	4 445	Level 2[2]
Listed convertible bonds		11 368	11 405	12 238	12 263	Level 3[6]
Unlisted long-term debt[5]		17 999	18 377	27 572	27 649	Level 3[1]
Short-term debt and bank overdraft		1 266	1 266	668	668
Trade and other payables	23	34 831	34 831	34 757	34 757
At fair value through profit or loss
Long-term and short-term financial liabilities		549	549	66	66
Commodity and currency derivative liabilities		240	240	45	45	Level 2
Convertible bond embedded derivative liability		309	309	7	7	Level 3
Oxygen supply contract embedded derivative liabilities		—	—	14	14	Level 3
1	Determined with a discounted cash flow model using market related interest rates and credit risk spreads where applicable.

35	Financial risk management and financial instruments continued

35.1Financial instruments classification and fair value measurement continued

2	Based on quoted market price for the same instrument. The Rand bonds have been classified as a level 2 fair value measurement due to the relatively low level of liquidity in the debt market.
3	Determined using discounted cash flows modelling forecasted earnings, capital expenditure and debt cash flows of the underlying business, based on the forecasted assumptions of inflation, exchange rates, commodity prices and an appropriate discount rate.
4	Presented as part of Other long-term investments in the Statement of financial position.
5	Carrying value includes unamortised loan costs.
6	The fair value of the amortised cost component of the US$ Convertible Bond is based on the quoted price of the instrument after separating the fair value of the derivative component.
7	The fair value of the contingent consideration receivable was determined by calculating the present value of the expected cash flows using a WACC rate that was adjusted for the Uzbekistan country risk premium.
8	A 2033 US$ bond of US$750 million (R12,3 billion) was issued in April 2026. All of the proceeds were utilised to settle a portion of the 2028 and 2029 US$ bonds.

There were no transfers between levels for recurring fair value measurements during the period. There was no change in valuation techniques compared to the previous financial period. For all other financial instruments, fair value approximates carrying value.

Other receivable - Contingent consideration from disposal of Uzbekistan GTL LLC

The other receivable is measured at fair value through profit or loss. The fair value at 30 June 2026 was R1 197 million, classified within level 3. The fair value was determined by calculating the present value of the expected cash flows using a WACC rate that was adjusted for the Uzbekistan country risk premium. The expected cash flow were probability weighted resulting in a range from R1 101 million to R1 259 million. The following table reconciles the opening and closing balance of the receivable:

	2026	2025
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	1 436	—
Amounts recognised in remeasurement items affecting operating income	—	1 436
Proceeds on disposals of equity accounted investments*	(126)	—
Translation losses recognised in other operating expenses and income	(113)	—
Balance at the end of the year	1 197	1 436

*Payment received on 30 June 2026 relating to contingent consideration from the Uzbekistan GTL LLC disposal.

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35.1Financial instruments classification and fair value measurement continued

Commodity and currency derivative assets and liabilities

Valued using forward rate interpolator model, appropriate currency specific discount curve, discounted expected cash flows and numerical approximation as appropriate. Significant inputs include forward exchange contracted rates, market foreign exchange rates, forward contract rates and market commodity prices such as crude oil prices.

Oxygen supply contract embedded derivative assets and liabilities

Relates to the US labour and inflation index and Rand/US$ exchange rate embedded derivatives contained in the SO long-term gas supply agreements. The following table reconciles the opening and closing balance of the net embedded derivative asset:

	2026	2025
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	849	(34)
Amounts settled during the year	(106)	(41)
Realised fair value gain recognised in other operating expenses and income	105	—
Unrealised fair value gain recognised in other expenses and income in operating profit	2 174	924
Balance at the end of the year	3 022	849

The fair value of the embedded derivative financial instrument contained in a long-term oxygen supply contract to our SO is impacted by a number of observable and unobservable variables at valuation date. The embedded derivative was valued using a forward rate interpolator model, discounted expected cash flows and numerical approximation, as appropriate. The table below provides a summary of the significant unobservable inputs applied in the valuation together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date, holding other inputs constant:

			Increase/(decrease) in
			profit or loss
	Inputs	Change	2026	2025
Input	applied	in input	Rm	Rm
Rand/US$ Spot price	R16,39/US$	+R1/US$	(443)	(469)
	(2025: R17,75/US$)	-R1/US$	443	469
US$ Swap curve	3,89% – 4,29%	+10bps	60	73
	(2025: 3,42% – 4,07%)	-10bps	(61)	(74)
Rand Swap curve	6,75% – 8,18%	+100bps	(817)	(699)
	(2025: 6,94% – 10,07%)	-100bps	930	791

Convertible bond embedded derivative liability

Relates to the embedded derivative contained in the US$750 million convertible bond issued on 8 November 2022. The following table reconciles the opening and closing balance of the embedded derivative liability:

	2026	2025
for the year ended 30 June	Rm	Rm
Balance at the beginning of the year	7	59
Unrealised fair value loss/(gain) recognised in other expenses and income in operating profit	312	(52)
Translation of foreign operations	(10)	—
Balance at the end of the year	309	7

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35.1Financial instruments classification and fair value measurement continued

The embedded derivative was valued using quoted bond market prices and binomial tree approach. Significant inputs include conversion price (US$18,79; 30 June 2025: US$18,79), spot share price (R161,66; 30 June 2025: R78,76), converted to US$ at the prevailing Rand/US$ FX spot rate (R16,39/US$; 30 June 2025: R17,75/US$), observable bond market price (100,81% of par; 30 June 2025: 92,17% of par). Although many inputs into the valuation are observable, the valuation method separates the fair value of the derivative from the quoted fair value of the US$ Convertible Bond by adjusting certain observable inputs. These adjustments require the application of judgement and certain estimates. Changes in the relevant inputs impact the fair value gains and losses recognised. The table below provides a summary of these inputs together with the expected impact on profit or loss as a result of reasonably possible changes thereto at reporting date:

			Increase/(decrease) in
			profit or loss
	Inputs	Change	2026	2025
Input	applied	in input	Rm	Rm
Credit spread	182bps	+100bps	(157)	(261)
	(2025: 485bps)	-100bps*	161	7
Calibrated volatility	48%	+5%	(107)	(12)
	(2025: 34%)	-5%	97	6
*

A 100bps decrease in the applied credit spread will result in the bond floor exceeding the market price of the instrument and as such the impact has been limited to the value of the embedded derivative at 30 June 2026.

For purposes of the sensitivity analysis, the market value of the overall instrument was kept stable and so the actively changed variable (e.g., volatility) results in an offsetting change to the other (e.g. credit spread).

35.2	Financial risk management

The group is exposed in varying degrees to a number of financial instrument related risks. The Group Executive Committee (GEC) has the overall responsibility for the establishment and oversight of the Group’s risk management framework. The GEC established the Safety Committee, which is responsible for providing the GEC with the assurance that significant business risks are systematically identified, assessed and reduced to acceptable levels. A comprehensive risk management process has been developed to continuously monitor and assess these risks. Based on the risk management process Sasol refined its hedging policy and the Sasol Limited Board appointed a subcommittee, the Audit Committee, that meets regularly to review and, if appropriate, approve the implementation of hedging strategies for the effective management of financial market related risks.

The Group has a central treasury function that manages the financial risks relating to the Group’s operations.

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Capital allocation

The Group’s objectives when managing capital (which includes share capital, borrowings, working capital and cash and cash equivalents) is to maintain a flexible capital structure that reduces the cost of capital to an acceptable level of risk and to safeguard the Group’s ability to continue as a going concern while taking advantage of strategic opportunities in order to grow shareholder value sustainably.

The Group manages the capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, repurchase shares currently issued, issue new shares, issue new debt, issue new debt to replace existing debt with different characteristics and/or sell assets to reduce debt.

The Group monitors capital utilising a number of measures, including the gearing ratio (net debt to shareholders’ equity). Gearing takes into account the Group’s substantial capital investment and susceptibility to external market factors such as crude oil prices, exchange rates and commodity chemical prices. The Group’s gearing level for 2026 decreased to 43,5% (2025: 54%; 2024: 64%) largely due to lower net debt and increased earnings.

Financing risk

Financing risk refers to the risk that financing of the Group’s debt requirements and refinancing of existing debt could become more difficult or more costly in the future. This risk can be decreased by managing the Group within tolerable debt levels measured by key ratios and the available capacity of the market for Sasol, maintaining an appropriate spread of maturities, and managing short-term borrowings within acceptable levels. Due to the Group's reliance on international Debt Capital Markets, the risk is impacted by non-controllable factors such as global geopolitical developments that impact, or restrict access to, international Debt Capital Markets.

Credit rating

	Credit rating
Agency	2026	2025
S&P	BB+ (Negative)	BB+ (stable)
Moody’s	Ba1 (Negative)	Ba1 (Negative)

On 14 October 2025, S&P affirmed Sasol’s rating at BB+ however changed the outlook from stable to negative. The outlook revision reflected S&P Global’ s expectation that Sasol's EBITDA will likely remain constrained, primarily due to persistently low oil and chemical prices driven by sustained supply-demand imbalances. On 5 March 2026, Moody’s affirmed Sasol’s rating at Ba1 and maintained the negative outlook, citing ongoing challenge in profitability and difficult market conditions. While Sasol benefits from its leading position in South Africa, integrated business model, prudent financial policies, and strong liquidity, it faces significant headwinds including weak industry performance, exposure to volatile oil and commodity prices, and high carbon transition risks.

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Risk profile

Risk management and measurement relating to each of these risks is discussed under the headings below (sub-categorised into credit risk, liquidity risk, and market risk) which entails an analysis of the types of risk exposure, the way in which such exposure is managed and quantification of the level of exposure in the statement of financial position.

Credit risk

Credit risk is the risk of financial loss due to counterparties not meeting their contractual obligations. Credit risk is deemed to be low when, based on the forward available information, it is highly probable that the customer will service its debt in accordance with the agreement throughout the period.

How we manage the risk

The risk is managed by the application of credit approvals, limits and monitoring procedures. All credit applications undergo a comprehensive assessment which includes an analysis of financial strength, country and industry risks as well as historic payment performance. Where appropriate, the group obtains security in the form of guarantees to mitigate risk, meaning that these receivables do not carry significant credit risk. Counterparty credit limits are in place and are reviewed and approved by the respective subsidiary credit management committees to manage our exposure to counterparty credit risk. The central treasury function provides credit risk management for the group-wide exposure in respect of a diversified group of banks and other financial institutions. These are evaluated regularly for financial robustness especially in the current global economic environment. Management has evaluated treasury counterparty risk and does not expect any treasury counterparties to fail in meeting their obligations. The group maximum exposure is the outstanding carrying amount of the financial asset. The credit risk is considered to be low as it is mitigated through various security types ranging from high-quality insurance and guarantees to lower-quality shareholder or director guarantees.

For all financial assets measured at amortised cost, the Group calculates the expected credit loss based on contractual payment terms of the asset. The exposure to credit risk is influenced by the individual characteristics, the industry and geographical area of the counterparty with whom we have transacted. Financial assets at amortised cost are carefully monitored and reviewed on a regular basis for expected credit loss and impairment based on our credit risk policy. Any provision for expected credit losses is considered to be immaterial as the credit risk is considered to be low.

Expected Credit Loss (ECL) is calculated as a function of probability of default, loss given default and exposure at default.

●	The group allocates probability of default based on external and internal information. The major portion of the financial assets at amortised cost consists of externally rated customers and the group uses the average of Moody’s, Fitch and S&P Corporate and Sovereign probability of defaults, depending on whether the customer or holder of the financial asset is corporate or government related. For customers or debtors that are not rated by a formal rating agency, the group allocates internal credit ratings and default rates taking into account forward looking information, based on the debtors profile, security or surety obtained and financial status.
●	Loss given default (LGD) is based on the Basel model. World-wide, and especially in South Africa, economies have faced a series of global and local disruptions, including price volatility, elevated energy costs, high inflation, higher cost of debt, etc. As a result, the Group applied the Board of Governors of the Federal Reserve System’s formula to derive a downturn LGD to be used for 2026, namely 50% for unsecured financial assets and 40% for secured financial assets. Credit enhancement is only taken into account if it is integral to the asset.

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Trade receivables expected credit loss is calculated over lifetime. Lifetime ECLs are the ECLs that result from all possible default events over the expected life of the trade receivable. Other financial assets expected credit loss is measured over 12 months when the credit risk is low and over lifetime where the credit risk has increased significantly. The Group considers credit risk to have increased significantly when the customer’s credit rating has been downgraded to a lower grade (e.g. from Investment grade to Speculative grade). The group considers customers to be in default when the receivable is past due its standard credit terms. The contractual payment terms for receivables vary from 30 days to 180 days.

No single customer represents more than 10% of the Group’s total turnover or more than 10% of total trade receivables for the years ended 30 June 2026, 2025 and 2024. The majority of the Group’s turnover is generated from sales within South Africa, Europe, and the United States – refer to the Segment information. The geographical concentration of credit risk is largely aligned with the regions in which the turnover was earned.

A summary of the Group’s exposure to credit risk for trade, other and long-term receivables is as follows:

Trade receivables

	Lifetime ECL
	Simplified	Simplified	Simplified	Credit-
	approach¹	approach²	approach	impaired	Total
	Low risk	Medium risk	Total	High risk	lifetime ECL
	Rm	Rm	Rm	Rm	Rm
2026
Gross carrying amount	25 463	5 968	31 431	597	32 028
Expected credit loss	(8)	(4)	(12)	(210)	(222)
2025
Gross carrying amount	28 585	1 374	29 959	411	30 370
Expected credit loss	(86)	(7)	(93)	(145)	(238)
1	Simplified approach – low risk for trade receivables with no significant increase in credit risk since initial recognition.
2	Simplified approach – medium risk for trade receivables with significant increase in credit risk but not credit impaired.

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35.2	Financial risk management continued

Other receivables

				12-month
	Lifetime ECL			ECL
				No
	Significant			significant
	increase in			increase in
	credit risk			credit risk
	since initial	Credit-		since initial
	recognition[1]	impaired[2]	Total lifetime	recognition
	Medium risk	High risk	ECL	Low risk	Total
	Rm	Rm	Rm	Rm	Rm
2026
Gross carrying amount[3]	536	568	1 104	3 756	4 860
Expected credit loss	(5)	(542)	(547)	(1)	(548)
2025
Gross carrying amount	1 122	728	1 850	2 425	4 275
Expected credit loss	(3)	(658)	(661)	(2)	(663)
1	Significant increase in credit risk since initial recognition but not credit impaired.
2	A significant balance has been fully provided for and this reflects management’s assessment that there is no reasonable expectation of recovery.
3	This gross carrying amount excludes financial assets classified as measured at fair value through profit or loss.

Long-term receivables

				12-month
	Lifetime ECL			ECL
				No
	Significant			significant
	increase in			increase in
	credit risk			credit risk
	since initial	Credit-		since initial
	recognition	impaired	Total lifetime	recognition
	Medium risk	High risk	ECL	Low risk	Total
	Rm	Rm	Rm	Rm	Rm
2026
Gross carrying amount	1 453	238	1 691	1 152	2 843
Expected credit loss	(30)	(45)	(75)	—	(75)
2025
Gross carrying amount	399	169	568	3 067	3 635
Expected credit loss	(5)	(50)	(55)	(28)	(83)
1	Significant increase in credit risk since initial recognition but not credit impaired.

The significant changes in the gross carrying amounts of trade, other and long term receivables that contributed to the changes in the expected credit loss during 2026 were mainly driven by the

●	substantial increase in product pricing following the Middle East conflict and its impact on global markets;
●	higher sales activity and higher average days sales outstanding.

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Liquidity risk

Liquidity risk is the risk that an entity in the Group will be unable to meet its obligations as they become due.

The global economic landscape remains volatile, including fluctuating oil and petrochemical prices, an unstable product demand environment and inflationary pressure. In South Africa, the underperformance of state-owned enterprises and socio-economic challenges continues to impact volumes, margins and resultant profitability.

How we manage the risk

The Group manages liquidity risk by effectively managing its working capital, capital expenditure and cash flows, making use of a central treasury function to manage pooled business unit cash investments and borrowing requirements. Currently the Group has a positive liquidity position, conserving the Group’s cash resources through continued focus on working capital improvement, cost savings and capital allocation (refer to note 13).

The Group meets its financing requirements through a mixture of cash generated from its operations and, short and long-term borrowings, and strives to maintains adequate banking facilities and reserve unutilised borrowing capacity. Adequate banking facilities and reserve borrowing capacities are maintained. The Group is in compliance with all of the financial covenants per its loan agreements, none of which are expected to present a material restriction on funding or its investment policy in the near future. The net debt to EBITDA (Sasol definition as defined in the debt agreements) at 30 June 2026 was 1,08 times (2025: 1,5 times), significantly below the covenant threshold level of 3 times, which is applicable to the term loan and revolving credit facility.

Protection of downside risk for the balance sheet was a key priority for the Group during volatile times, resulting in the execution of our hedging programme to address oil price and the Rand/US$ currency exposure.

Available facilities amounted to R92,4 billion at 30 June 2026, comprising cash (excluding restricted cash), committed banking facilities and debt arrangements (refer to note 13). The Group's principal revolving credit and term loan facilities mature in April 2030. During the year, the Group further optimised its debt maturity profile through the successful issuance of a 5 year R5,3 billion floating rate bond in exchange for US$300 million and a US$750 million bond maturing in 2033, together with the partial repayment of the 2028 and 2029 bond maturities.

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Our exposure to and assessment of the risk

The maturity profile of the undiscounted contractual cash flows of financial instruments at 30 June were as follows:

		Carrying	Contractual	Within one	One to	Three to	More than
		amount	cash flows[1]	year	three years	five years	five years
	Note	Rm	Rm	Rm	Rm	Rm	Rm
2026
Financial assets
Non-derivative instruments
Long-term receivables	17	2 768	3 575	683	1 052	182	1 658
Trade and other receivables	22	37 963	37 963	37 963	—	—	—
Cash and cash equivalents	25	43 304	43 304	43 304	—	—	—
Investments through other comprehensive income		8	8	8	—	—	—
Long-term and short-term investments through profit or loss		3 832	3 832	3 832	—	—	—
		87 875	88 682	85 790	1 052	182	1 658
Derivative instruments
Forward exchange contracts
Inflows		188	14 955	14 955	—	—	—
Outflows		—	(14 767)	(14 767)	—	—	—
Crude oil futures[2]		1 140	7 726	7 726	—	—	—
Foreign exchange zero cost collars		441	441	441	—	—	—
Put options – Rand/US$ currency		50	50	50	—	—	—
Put spread options – Brent crude oil		397	397	397	—	—	—
Other commodity derivatives		14	14	14	—	—	—
Oxygen supply contract embedded derivative		3 022	6 620	158	406	550	5 506
		93 127	104 118	94 764	1 458	732	7 164
Financial liabilities
Non-derivative instruments
Long-term debt[3]	13	(92 374)	(113 323)	(17 424)	(45 009)	(35 280)	(15 610)
Lease liabilities	14	(17 444)	(41 127)	(2 804)	(5 591)	(4 217)	(28 515)
Short-term debt	15	(1 148)	(1 148)	(1 148)	—	—	—
Trade and other payables	23	(34 831)	(34 831)	(34 831)	—	—	—
Bank overdraft	25	(118)	(118)	(118)	—	—	—
		(145 915)	(190 547)	(56 325)	(50 600)	(39 497)	(44 125)
Derivative instruments
Forward exchange contracts
Outflows		(151)	(13 244)	(13 244)	—	—	—
Inflows		—	13 093	13 093	—	—	—
Other commodity derivatives		(6)	(6)	(6)	—	—	—
Put with a call spread option – Brent crude oil		(83)	(83)	(83)	—	—	—
Convertible bond embedded derivative		(309)	(309)	(309)	—	—	—
		(146 464)	(191 096)	(56 874)	(50 600)	(39 497)	(44 125)
1	Contractual cash flows include interest payments.
2	The crude oil futures generate cash inflows in respect of margin calls only once the related crude oil is processed. Accordingly, the future inflows relate to the open lots associated with the outstanding margin calls.
3

The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date, based on obtaining the requisite shareholder approval for the convertible bonds to be settled in Sasol ordinary shares.

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Current financial assets are sufficient to cover financial liabilities for the next year. The shortfall beyond one year will be funded through cash generated from operations, utilisation of available facilities and the refinancing of existing debt.

	Carrying	Contractual	Within one	One to	Three to	More than
	amount	cash flows[1]	year	three years	five years	five years
	Rm	Rm	Rm	Rm	Rm	Rm
2025
Financial assets
Non-derivative instruments
Long-term receivables	2 884	3 074	42	1 228	246	1 558
Trade and other receivables	35 180	35 180	35 180	—	—	—
Cash and cash equivalents	41 050	41 050	41 050	—	—	—
Investments through other comprehensive income	8	8	8	—	—	—
Investments through profit or loss	3 172	3 172	3 172	—	—	—
	82 294	82 484	79 452	1 228	246	1 558
Derivative instruments
Forward exchange contracts
Inflow[2]	696	19 082	19 082	—	—	—
Outflow[2]	—	(18 386)	(18 386)	—	—	—
Crude oil put options	1 055	1 055	1 055	—	—	—
Foreign exchange zero cost collars	609	609	609	—	—	—
Oxygen supply contract embedded derivative	863	(215)	89	201	292	(797)
	85 517	84 629	81 901	1 429	538	761
Financial liabilities
Non-derivative instruments
Long-term debt[3]	(102 645)	(127 539)	(7 237)	(40 933)	(62 285)	(17 084)
Lease liabilities	(17 360)	(38 780)	(3 659)	(5 475)	(4 361)	(25 285)
Short-term debt	(666)	(666)	(666)	—	—	—
Trade and other payables	(34 757)	(34 757)	(34 757)	—	—	—
Bank overdraft	(1)	(1)	(1)	—	—	—
	(155 429)	(201 743)	(46 320)	(46 408)	(66 646)	(42 369)
Derivative instruments
Forward exchange contracts
Outflow[2]	(15)	(3 357)	(3 357)	—	—	—
Inflow[2]	—	3 342	3 342	—	—	—
Other commodity derivatives	(37)	(39)	(39)	—	—	—
Oxygen supply contract embedded derivative	(14)	15	15	—	—	—
	(155 495)	(201 782)	(46 359)	(46 408)	(66 646)	(42 369)
1	Contractual cash flows include interest payments.
2	In the prior year, certain contractual cash flows relating to FECs were presented on a net basis. The comparative information has been revised to present these cash flows on a gross basis for FEC financial assets and financial liabilities. The revision is presentation-related only and has no impact on the Group's statement of financial position, income statement, statement of comprehensive income, statement of changes in equity or statement of cash flows.
3	The repayment of the notional amount of the convertible bonds is included in the one to three years category, in line with the contractual maturity date. The conversion rights are exercisable at any time.

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Market risk

Market risk is the risk arising from possible market price movements and their impact on the future cash flows of the business. The Group’s financial market risk management objectives, which inform the hedging philosophy of the Group, are:

●	To prudently manage the Group’s financial market risks in order to reduce the financial impact due to adverse movements in market rates/prices (i.e. protect cash flows), contributing to Sasol meeting its strategic financial objectives and remaining within Sasol Ltd Board’s approved risk appetite and risk tolerance levels; and
●	To reduce earnings and cash flow volatility in order to increase certainty and predictability for planning purposes.

The Group is exposed to the following market price movements:

Foreign currency risk

Foreign currency risk is a risk that earnings and cash flows will be affected due to changes in exchange rates.

How we manage the risk

The Audit Committee sets broad guidelines in terms of tenor and hedge cover ratios specifically to assess future currency exposure, which have the potential to materially affect our financial position. These guidelines and our hedging policy are reviewed from time to time. This hedging strategy enables us to better forecast cash flows and thus manage our liquidity and key financial metrics more effectively. Foreign currency risks are managed through the Group’s hedging policy and financing policies and the selective use of various derivatives.

Our exposure to and assessment of the risk

The Group’s transactions are predominantly entered into in the respective functional currency of the individual operations. A large portion of our turnover and capital investments are significantly impacted by the Rand/US$ and Rand/EUR exchange rates. Some of our fuel products are governed by the Basic Fuel Price (BFP), of which a significant variable is the Rand/US$ exchange rate. Our export chemical products are mostly commodity products whose prices are largely based on global commodity and benchmark prices quoted in US dollars and consequently are exposed to exchange rate fluctuations that have an impact on cash flows. These operations are exposed to foreign currency risk in connection with contracted payments in currencies that are not in their individual functional currency. The most significant exposure for the Group exists in relation to the US dollar and the Euro. The translation of foreign operations to the presentation currency of the Group is not taken into account when considering foreign currency risk.

Zero-cost collars and Put options

In line with the risk mitigation strategy, the Group hedges a portion of its estimated foreign currency exposure in respect of forecast sales and purchases. The Group mainly uses zero-cost collars and put options to hedge its currency risk, most of the current hedges mature within 12 months from the reporting date.

Forward exchange contracts

Forward exchange contracts (FECs) are utilised throughout the Group to economically hedge the risk of currency depreciation on committed and highly probable forecast transactions. Transactions hedged with FECs include capital and goods purchases (imports) and sales (exports).

Refer to the summary of our derivatives below.

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35.2Financial risk management continued

The following significant exchange rates were applied during the year:

	Average rate		Closing rate
	2026	2025	2026	2025
	Rand	Rand	Rand	Rand
Rand/EUR	19,70	19,76	18,72	20,92
Rand/US$	16,89	18,17	16,39	17,75

The table below shows the significant currency exposure where entities within the group have monetary assets or liabilities that are not in their functional currency, have exposure to the US dollar or the Euro. The amounts have been presented in rand by converting the foreign currency amount at the closing rate at the reporting date.

	2026		2025
	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm
Long-term receivables	5	994	127	645
Trade and other receivables	451	2 213	429	3 912
Cash and cash equivalents	2 475	1 287	1 479	783
Net exposure on assets	2 931	4 494	2 035	5 340
Trade and other payables	(277)	(6 779)	(547)	(3 631)
Net exposure on liabilities	(277)	(6 779)	(547)	(3 631)
Exposure on external balances	2 654	(2 285)	1 488	1 709
Net exposure on balances between Group companies	(8 091)	31 664	(1 409)	18 867
Total net exposure	(5 437)	29 379	79	20 576

Sensitivity analysis

The following sensitivity analysis is provided to show the foreign currency exposure of the Group at the end of the reporting period. This analysis is prepared based on the statement of financial position balances that exist at year-end, for which there is currency risk, and exist at that point in time. The effect on equity is calculated as the effect on profit and loss. The effect of translation of results into presentation currency of the Group is excluded from the information provided.

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A 10% weakening in the Group’s significant exposure to the foreign currency at 30 June would have increased either the equity or the profit by the amounts below, before the effect of tax. This analysis assumes that all other variables, in particular, interest rates, remain constant, and has been performed on the same basis for 2025.

	2026		2025		2024
	Euro	US dollar	Euro	US dollar	Euro	US dollar
	Rm	Rm	Rm	Rm	Rm	Rm
Equity	(544)	2 938	8	2 058	171	2 740
Income statement	(544)	2 938	8	2 058	171	2 740

A 10% movement in the opposite direction in the Group’s exposure to foreign currency would have an equal and opposite effect to the amounts disclosed above.

Interest rate risk

Interest rate risk is the risk that the value of short-term investments and financial activities will change as a result of fluctuations in the interest rates.

Fluctuations in interest rates impact on the value of short-term investments and financing activities, giving rise to interest rate risk. The Group has exposure to interest rate risk due to the volatility in South African, European and US interest rates.

How we manage the risk

Our debt is comprised of different instrument notes, which by their nature either bear interest at a floating or a fixed rate. We monitor the ratio of floating and fixed interest in our loan portfolio and manage this ratio, by electing to incur either bank loans, bearing a floating interest rate, or bonds, which bear a fixed interest rate. We may also use interest rate swaps, where appropriate, to convert some of our debt into either floating or fixed rate debt to manage the composition of our portfolio. There were no open interest rate swaps at 30 June 2026 or 30 June 2025.

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In respect of financial assets, the Group’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in short-term investments (less than one year) in order to maintain liquidity, while achieving a satisfactory return for shareholders.

Carrying value
	2026	2025
	Rm	Rm
Variable rate instruments
Financial assets	40 542	37 790
Financial liabilities*	(25 705)	(30 886)
	14 837	6 904
Fixed rate instruments
Financial assets	6 698	6 895
Financial liabilities	(66 786)	(71 759)
	(60 088)	(64 864)
Interest profile (variable: fixed rate as a percentage of total financial assets)	86:14	85:15
Interest profile (variable: fixed rate as a percentage of total financial liabilities)	28:72	30:70
*	The decrease in variable exposure is mainly due to the repayments made on the RCF (refer to note 13).

Cash flow sensitivity for variable rate instruments

Financial instruments affected by interest rate risk include borrowings, deposits, trade receivables and trade payables. A change of 1% in the prevailing interest rate in a particular currency at the reporting date would have increased/(decreased) earnings by the amounts shown below before the effect of tax. The sensitivity analysis has been prepared on the basis that all other variables, in particular foreign currency rates, remain constant and has been performed on the same basis since 2025. Interest is recognised in the income statement using the effective interest rate method.

	Income statement and equity— 1% increase
			United States
	South Africa	Europe	of America	Other
	Rm	Rm	Rm	Rm
30 June 2026	245	24	(100)	26
30 June 2025	247	15	(218)	22
30 June 2024	250	32	(328)	21

A 1% decrease in interest rates would have an equal and opposite effect to the amounts disclosed above.

The Group’s remaining exposure to IBORs relate mainly to loans denominated in JIBAR (refer to note 1).

Commodity price risk

Commodity price risk is the risk of fluctuations in our earnings as a result of fluctuation in the price of commodities.

How we manage the risk

The Group makes use of derivative instruments, including options and commodity swaps as a means of mitigating price movements and timing risks on crude oil purchases and sales. The Group entered into hedging contracts which provide downside protection while retaining upside participation. Refer to the summary of our derivatives below.

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35.2Financial risk management continued

Our exposure to and assessment of the risk

A substantial proportion of our turnover is derived from sales of petroleum and petrochemical products. Market prices for crude fluctuate because they are subject to international supply and demand and geopolitical factors. Our exposure to the crude oil price centres primarily around the selling price of fuel marketed by our Energy business, as the BFP formula is significantly influenced by international crude oil prices. Additional exposure stems from crude oil processed in our Natref refinery, and from certain of our international operations where chemical prices are linked to crude oil-derived feedstocks. Key factors in the BFP are the Mediterranean and Singapore or Mediterranean and Arab Gulf product prices for petrol and diesel, respectively.

Dated Brent crude oil prices applied during the year:

	Dated Brent Crude
	2026	2025
	US$	US$
High	144,42	89,10
Average	79,47	74,59
Low	60,20	61,09

Summary of our derivatives

In the normal course of business, the Group enters into various derivative transactions to mitigate our exposure to foreign exchange rates, interest rates and commodity prices. Derivative instruments used by the Group in hedging activities include swaps, options, forwards and other similar types of instruments.

	Financial	Financial	Financial	Financial
	asset	liability	asset	liability	Income statement gain/(loss)
	2026	2026	2025	2025	2026	2025	2024
	Rm	Rm	Rm	Rm	Rm	Rm	Rm
Commodity and currency derivatives
Crude oil put options	—	—	1 055	—	(1 021)	(391)	(953)
Crude oil futures	1 140	—	—	—	(1 716)	—	(180)
Ethane swap options	—	—	—	—	—	—	(17)
Other commodity derivatives	14	(6)	—	(30)	5	(36)	(63)
Forward exchange contracts	188	(151)	696	(15)	1 563	1 132	1 091
Foreign exchange zero cost collars	441	—	609	—	1 355	323	810
Put options – Rand/US dollar currency	50	—	—	—	22	—	—
Put spread options – Brent crude oil	397	—	—	—	(402)	—	—
Put with a call spread option – Brent crude oil	—	(83)	—	—	(347)	—	—
Embedded derivatives
Convertible bond embedded derivative	—	(309)	—	(7)	(312)	52	1 233
Oxygen supply contract embedded derivatives*	3 022	—	863	(14)	2 279	924	443
Non-derivative financial instruments
Investments at fair value through profit or loss**	3 832	—	3 172	—	—	—	—
	9 084	(549)	6 395	(66)	1 426	2 004	2 364
*	Relates to a US dollar derivative that is embedded in long-term oxygen supply contracts to our Secunda Operations.
**	Fair value gains and losses are presented in other operating income and expenses, separately from derivative gains and losses.
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		Contract/Nominal amount*					Average price**
		Open	Settled	Open	Settled		Open	Open
		2026	2026	2025	2025		2026	2025
		Million	Million	Million	Million
Crude oil put options purchased	barrels	—	22,8	22,5	16,8	US$/bbl	—	59,8
Forward exchange contracts	US$	693	—	907	—	R/US$	16,71	18,51
Forward exchange contracts	EUR	252	—	54	—	US$/EUR	1,17	1,11
Foreign exchange zero cost collars	US$	1 128	1 720	1 720	1 652	R/US$ Floor	16,57	17,60
						R/US$ Cap	19,17	21,13
Put options purchased – Rand/US$ currency***	US$	50	—	—	—	US$/EUR	17,40	—
Put spread options purchased – Brent crude oil***	US$	16	—	—	—	R/US$ Floor	59,00	—
						R/US$ Cap	43,90	—
Put with a call spread option purchased – Brent crude oil***	US$	5	—	—	—	R/US$ Floor	59,00	—
						R/US$ Cap	76,86	—
						R/US$ Upper Cap	86,86	—
*	The nominal amount is the sum of the absolute value of all contracts for both derivative assets and liabilities.
**	For open positions.
***

During the year, the 2026 hedging programme was completed by securing downside protection while retaining upside participation. Total premium paid for contracts entered into in the year US$131,9 million (2025: US$114,09 million).

Accounting policies:

Derivative financial instruments and hedging activities

The Group is exposed to market risks from changes in interest rates, foreign exchange rates and commodity prices. The Group uses derivative instruments to hedge its exposure to these risks. Additionally, there are embedded derivatives that have been bifurcated in certain of the Group’s long-term supply agreements and borrowings.

All derivative financial instruments are initially recognised at fair value and are subsequently stated at fair value at the reporting date. Attributable transaction costs are recognised in the income statement when incurred. Resulting gains or losses on derivative instruments, excluding designated and effective hedging instruments, are recognised in the income statement.

To the extent that a derivative instrument has a maturity period of longer than one year, the fair value of these instruments will be reflected as a non-current asset or liability.

Contracts to buy or sell non-financial items (e.g. gas or electricity) that were entered into and continue to be held for the purpose of the receipt of the non‑financial items in accordance with the Group’s expected purchase or usage requirements are not accounted for as derivative financial instruments. Purchase commitments relating to these contracts are disclosed in note 3.

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35.2	Financial risk management continued

Hedge accounting

The Group continues to apply the hedge accounting requirements of IAS 39 ‘Financial Instruments: Recognition and Measurement’.

Where a derivative instrument is designated as a cash flow hedge of an asset, liability or highly probable forecast transaction that could affect the income statement, the effective part of any gain or loss arising on the derivative instrument is recognised as other comprehensive income and is classified as a cash flow hedge accounting reserve until the underlying transaction occurs. The ineffective part of any gain or loss is recognised in the income statement. If the hedging instrument no longer meets the criteria for cash flow hedge accounting, expires or is sold, terminated, exercised, or the designation is revoked, then hedge accounting is discontinued prospectively.

If the forecast transaction results in the recognition of a non-financial asset or non-financial liability, the associated gain or loss is transferred from the cash flow hedge accounting reserve, as other comprehensive income, to the underlying asset or liability on the transaction date. If the forecast transaction is no longer expected to occur, then the cumulative balance in other comprehensive income is recognised immediately in the income statement as reclassification adjustments. Other cash flow hedge gains or losses are recognised in the income statement at the same time as the hedged transaction occurs.

Economic hedges

When derivative instruments, including forward exchange contracts, are entered into as fair value hedges, no hedge accounting is applied. All gains and losses on fair value hedges are recognised in the income statement.